UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) April 27, 2004

QUEST SOFTWARE, INC.

(Exact name of registrant as specified in its charter)

California	000-26937	33-0231678
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8001 Irvine Center Drive, Irvine, California	92618
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 754-8000

Not Applicable

(Former name or former address, if changed since last report.)

Item 7.    Financial Statements and Exhibits

(c)	Exhibits

99.1	Press Release issued by Quest Software, Inc. on April 27, 2004

Item 12.    Results of Operations and Financial Condition

On April 27, 2004, Quest Software, Inc. issued a press release announcing operating results for the quarter ended March 31, 2004. This press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, unless Quest Software, Inc. specifically incorporates the foregoing information into those documents by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUEST SOFTWARE, INC.

Date: April 27, 2004	By:	/s/ M. BRINKLEY MORSE

M. Brinkley Morse, Vice President, Finance and Operations and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Press Release issued by Quest Software, Inc. on April 27, 2004